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                                                             EXHIBIT 99.1

               CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
     CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-QSB of ConectiSys Corporation (the "Company") for the quarterly period ended December 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 19, 2003                         By:/S/ ROBERT A. SPIGNO
                                                    -----------------------
                                                    Robert A. Spigno
                                                    Chief Executive Officer

        In connection with the quarterly report on Form 10-QSB of ConectiSys Corporation (the "Company") for the quarterly period ended December 31, 2002 (the "Report"), the undersigned hereby certifies in her capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 19, 2003                           By:/S/ PATRICIA A. SPIGNO
                                                      -----------------------
                                                      Patricia A. Spigno
                                                      Chief Financial Officer